SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2019

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement.

To the extent required by Item 1.01, the information included at Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2019, Roberto Ruiz, our Chief Operating Officer, retired from active service and resigned from his office.

Also on January 4, 2019, we executed a Consulting Agreement and a Confidential Separation Agreement and General Release (“Release Agreement”) with Mr. Ruiz.

The Consulting Agreement has a term of two years, beginning on January 5, 2019 and ending on December 31, 2020. Pursuant to the Consulting Agreement, during the period from January 5, 2019 through March 31, 2019 (the Initial Consulting Period”), Mr. Ruiz must provide us with services, as we request them. Beginning on April 1, 2019 and through the end of the term, any services to be provided will be agreed upon by us and Mr. Ruiz. During the Initial Consulting Period, Mr. Ruiz will be paid a fee of $70,454.55 for services provided to us for no more than 45 days. If, during the Initial Consulting Period, we request additional services in excess of 45 days, we will pay Mr. Ruiz a daily rate of $2,000. We will also reimburse Mr. Ruiz’s expenses at cost.

Pursuant to the Release Agreement, in exchange for a full release of any and all claims relating to his employment that Mr. Ruiz may have against us, we have agreed to pay the cost of his health insurance premiums during the Initial Consulting Period.

The above summaries are qualified in their entirety by reference to the Consulting Agreement, which is included as Exhibit 10.1, and the Release Agreement, which is included as Exhibit 10.2, to this Current Report on Form 8-K and both of which are incorporated by reference into this Item 5.02 in their entirety.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement between ClearSign Combustion Corporation and Roberto Ruiz
10.2	Confidential Separation Agreement and General Release between ClearSign Combustion Corporation and Roberto Ruiz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2019

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ Brian Fike
Brian Fike
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Consulting Agreement between ClearSign Combustion Corporation and Roberto Ruiz
10.2	Confidential Separation Agreement and General Release between ClearSign Combustion Corporation and Roberto Ruiz